Exhibit (a)(i)

Oxygen Business of Complient Corporation

Unaudited Condensed Financial Statements as of December 31, 2002 and September 30, 2003 and for the Nine Month Periods Ended September 30, 2003 and 2002

OXYGEN BUSINESS OF COMPLIENT CORPORATION

UNAUDITED CONDENSED BALANCE SHEETS
AS OF DECEMBER 31, 2002 AND SEPTEMBER 30, 2003
	December 31,	September 30,
ASSETS	2002	2003

CURRENT ASSETS:
Cash and cash equivalents	$ 100,654	$ 6,196
Accounts receivable - trade, less allowance for doubtful
accounts of $479,457 and $345,432, respectively	217,799	145,127
Inventories	13,344	25,890
Prepaid expenses and other current assets	750	4,343
Total current assets	332,547	181,556

PROPERTY AND EQUIPMENT - At cost:
Computer hardware and software	13,027	13,027
Equipment on lease to customers	1,376,576	1,376,576
Furniture, fixtures and equipment	24,676	24,676
Other	94,590	92,590
Total	1,508,869	1,506,869
Less accumulated depreciation	(609,642)	(735,093)
Property and equipment - net	899,227	771,776

OTHER ASSETS - Goodwill - net	2,570,157	2,570,157

TOTAL	$ 3,801,931	$ 3,523,489

LIABILITIES AND NET INVESTMENT (DEFICIENCY)

CURRENT LIABILITIES:
Accounts payable	$ 68,099	$ 27,114
Accrued expenses and other	28,182	29,628
Deferred revenue	981,916	981,917
Current maturities of notes payable	599,363	956,189
Total current liabilities	1,677,560	1,994,848

LONG-TERM LIABILITIES - Notes payable, less current maturities	3,576,264	2,852,995

COMMITMENTS AND CONTINGENCIES (Note 5)

COMPLIENT CORPORATION NET
INVESTMENT (DEFICIENCY)	(1,451,893)	(1,324,354)

TOTAL	$ 3,801,931	$ 3,523,489

See notes to unaudited condensed financial statements.

OXYGEN BUSINESS OF COMPLIENT CORPORATION

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND SEPTEMBER 30, 2003

	2002	2003

SALES	$ 2,071,209	$ 1,816,462

COST OF SALES	707,041	682,824

GROSS MARGIN	1,364,168	1,133,638

OPERATING EXPENSES:
Operations	604,506	476,272
General and administrative	246,930	221,317
Total operating expenses	851,436	697,589

OPERATING PROFIT	512,732	436,049

OTHER EXPENSE—Interest expense	(322,458)	(207,663)

NET INCOME	$ 190,274	$ 228,386

See notes to unaudited condensed financial statements.

OXYGEN BUSINESS OF COMPLIENT CORPORATION

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND SEPTEMBER 30, 2003

	2002	2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 190,274	$ 228,386
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	86,559	125,451
Changes in operating assets and liabilities:
Accounts receivable - trade	31,114	72,672
Inventories	10,152	(12,546)
Prepaid expenses and other assets	(750)	(3,593)
Accounts payable	(43,918)	(40,985)
Accrued expenses	(35,997)	1,446
Net cash provided by operating activities	237,434	370,831

CASH FLOWS FROM FINANCING ACTIVITIES -
Principal payments on notes payable	(529,101)	(366,443)
Net transfers from (to) Complient Corporation	232,010	(98,846)
Net cash used in financing activities	(297,091)	(465,289)

NET DECREASE IN CASH AND
CASH EQUIVALENTS	(59,657)	(94,458)

CASH AND CASH EQUIVALENTS - Beginning of year	125,798	100,654

CASH AND CASH EQUIVALENTS - End of year	$ 66,141	$ 6,196

See notes to unaudited condensed financial statements.

OXYGEN BUSINESS OF COMPLIENT CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed in the preparation of the accompanying financial statements are summarized below.

In the opinion of management, the accompanying condensed unaudited financials statements include all adjustments (which consist only of normal recurring adjustments) necessary for a fair presentation of its financial position at September 30, 2003 and results of operations and cash flows for the periods presented.  Although Sterion believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted and should be read in conjunction with the Oxygen Business of Complient Corporation’s audited financial statements for the years ended December 31, 2002 and 2001. Results of operations for the nine months ended September 30, 2003 are not necessarily indicative of results for the full year.

The interim unaudited condensed financial information included herein has not been reviewed in conformity with the requirements of statements on Auditing Standards No. 100, “Interim Financial Information,” by Complient Corporation’s independent auditors.

Background - The accompanying financial statements have been prepared for the purpose of presenting the net assets of the Oxygen Business (the “Business”) of Complient Corporation (the “Company”) as of September 30, 2003 and December 31, 2002 and its operations and cash flows for the nine month periods ended September 30, 2003 and 2002.

The accompanying financial statements exclude the assets, liabilities, revenues and expenses of the Emergency Medical Response (“EMRS”) Business of the Company.

Basis of Presentation - The financial statements reflect the historical results of operations and cash flows of the Business during each respective period; however, they do not reflect any significant changes that may have occurred in the operations and funding of the Business had it operated on a stand-alone basis. During all periods presented in the accompanying financial statements, the Business was an integral part of the Company’s overall operations. The financial statements include allocated costs and expenses, which are not necessarily indicative of the costs and expenses had the Business operated on a stand-alone basis. However, all of the allocations and estimates reflected in the financial statements are based on assumptions which management believes are reasonable. Corporate expenses were allocated based on various factors, such as revenues or headcount of the Business, to estimate usage of particular corporate functions. It is not considered practicable to estimate the amounts of such costs had the Business operated on a stand-alone basis.

Nature of Operations - The Business delivers emergency oxygen and emergency response products.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OXYGEN BUSINESS OF COMPLIENT CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

Financial Instruments - The carrying amounts of the Business’ financial instruments, which include cash equivalents, accounts receivable, accounts payable, accrued expenses and notes payable, approximate their fair values.

Cash and Cash Equivalents - Cash equivalents consist of short-term, highly liquid investments, with an initial maturity of three months or less, carried at cost plus accrued interest, which are readily convertible into cash.

Concentration of Credit Risk - Financial instruments that potentially subject the Business to concentration of credit risk consist principally of cash equivalents and accounts receivable. The Business extends credit to its customers on an unsecured basis in the normal course of business. The Business sells a wide range of services and products to a diversified base of customers throughout its markets in the United States and, therefore, believes there is no material concentration of credit risk.

Inventories - Inventories are stated at the lower of cost or market, cost being determined on the first-in, first-out (FIFO) method. Inventories consisted of the following:

	December 31,	September 30,
	2002	2003

Finished goods	$ 27,903	$ 40,449
Less reserve for excess and obsolete inventory	(14,559)	(14,559)

Total inventories	$ 13,344	$ 25,890

Property and Equipment—Property and equipment are stated at cost and depreciated using primarily the straight-line method over estimated lives of three to ten years. Property and equipment also includes assets leased to customers under operating leases. Routine maintenance, repairs and renewals are expensed as incurred.

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, long-lived assets and intangible assets with determinate lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Business evaluates potential impairment by comparing the carrying amount of the asset with the estimated undiscounted future cash flows associated with the use of the asset and its eventual disposition. Should the review indicate that the asset is not recoverable, the Business’ carrying value of the asset would be reduced to its estimated fair value, which is generally measured by future discounted cash flows.

Goodwill and Other Intangibles - In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, which became effective January 1, 2002, goodwill and other intangible assets with indeterminate lives are no longer subject to amortization but are tested for impairment annually or whenever events or changes in circumstances indicate that the asset might be impaired. Other intangible assets with finite lives continue to be subject to amortization, and any impairment is determined in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

OXYGEN BUSINESS OF COMPLIENT CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

Income Taxes - Effective January 1, 2000, the Company elected to be treated as a corporation for tax purposes.

For all periods presented, the Business’ operating results have historically been included in Complient Corporation’s consolidated U.S. income tax return. The provision for taxes for the Business has been computed for these financial statements as if the Business was a separate taxpayer.

The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition - Revenues are derived from the rendering of training services, the sale of products and program leases that include products, training and equipment servicing. Revenue is recognized when services are delivered to third parties or upon shipment of goods to customers. Revenues from lease programs are recognized on a straight-line basis over the life of the lease. Provisions for normal returns and allowances are made at the time of sale.

New Accounting Pronouncements - In August 2001, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 143, Accounting for Asset Retirement Obligations, which requires recognition of the fair value of liabilities associated with the retirement of long-lived assets when a legal obligation to incur such costs arises as a result of the acquisition, construction, development and/or the normal operation of a long-lived asset. Upon recognition of the liability, a corresponding asset is recorded and depreciated over the remaining life of the long-lived asset. The statement defines a legal obligation as one that a party is required to settle as a result of an existing or enacted law, statute, ordinance, or written or oral contract or by legal construction of a contract under the doctrine of promissory estoppel. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. The Business has determined that the adoption of this statement did not have a material impact on its financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which becomes effective for the Business for exit or disposal activities initiated after December 31, 2002. This statement requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred and is effective for exit or disposal activities initiated after December 31, 2002. Previously, the liability was recognized at the date of an entity’s commitment to an exit plan.

In December 2002, the FASB issued Interpretation (“FIN”) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN No. 45 requires the disclosure of any guarantees as of December 31, 2002 and the recognition of a liability for any guarantees entered into or modified after that date.

OXYGEN BUSINESS OF COMPLIENT CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities. FIN No. 46 provides guidance on how to identify a variable interest entity (“VIE”) and determine when assets, liabilities, noncontrolling interests, and results of operations of a VIE need to be included in the Business’ financial statements. FIN No. 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of FIN No. 46 with respect to variable interests created before February 1, 2003 apply to the first annual reporting period beginning after June 15, 2003. Certain disclosure provisions with respect to FIN No. 46 became effective for financial statements initially issued after January 31, 2003. The Business believes there is no impact on its balance sheets from the adoption of this interpretation, as it has no variable interest entities.

2.

GOODWILL AND OTHER INTANGIBLES

Identifiable intangible assets subject to amortization consist of the following:

	December 31,	September 30,
	2002	2003

Non-compete agreements	$ 220,768	$ 220,768
Less: Accumulated amortization	(220,768)	(220,768)

	$ -	$ -

Non-compete agreements are amortized on a straight-line basis over their estimated useful life of two to three years. Amortization expense for intangible assets was nil during 2003 and 2002.

In June 2001, the FASB issued SFAS Nos. 141 and 142. SFAS No. 141, Business Combinations, which is effective for all business combinations for which the date of acquisition is after September 30, 2001, requires that the purchase method of accounting be used for all business combinations and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS No. 142, Goodwill and Other Intangible Assets, requires that goodwill and indefinite long-lived intangible assets will no longer be amortized, goodwill will be tested for impairment at least annually at the reporting unit level, other intangible assets deemed to have an indefinite life will be tested for impairment at least annually, and the amortization period of intangible assets with finite lives will no longer be limited to 40 years.

In conjunction with the Business’ annual impairment test as of December 31, 2002, management of the Business determined that the carrying value of goodwill was impaired. An impairment loss of $3,147,290 was recognized during the quarter ended December 31, 2002 to write–down goodwill relating to the SOS business to estimated fair value as the future discounted cash flows of this operation were estimated to be insufficient to cover its related carrying value. See the notes to December 31, 2002 financial statements for additional information.

3.

PROGRAM LEASES AND DEFERRED REVENUE

Beginning in 1999, with the acquisition of SOS, the Business began leasing oxygen units. Such leases are accounted for as operating leases. In addition to leasing the equipment, the Business also provides training and equipment servicing over the lease term. These lease programs generally require payments in advance

OXYGEN BUSINESS OF COMPLIENT CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)

that are deferred until earned. In addition to lease payment advances, deferred revenue also consists of customer deposits and prepayments for services not yet rendered. The net amount of deferred revenue was $981,916 at December 31, 2002 and $981,917 at September 30, 2003.

Accumulated depreciation on the equipment on lease with customers is $542,328 and $650,309 at December 31, 2002 and September 30, 2003, respectively.

4.

NOTES PAYABLE

In connection with the 1999 acquisition of SOS, the Business assumed promissory notes amounting to $5,299,998 that were originally issued in connection with SOS’s purchases of franchises and other related businesses. During 1999, $98,489 of these notes were cancelled in exchange for equity in the Company. The notes are secured by oxygen units and accounts receivable arising under the oxygen program leases. The notes bear interest at various levels, some being at the prime rate and others having a minimum rate of 6% with a maximum of 10%. The majority of the notes were renegotiated in April 2002 so that principal and accrued interest are payable either monthly or quarterly through October 2007. As of September 30, 2003, the outstanding balance of these notes was $3,518,472. The Business also has loans outstanding in the amount of $15,712 at September 30, 2003 for vehicles relating to the SOS purchase.

Notes payable also include a $500,000 unsecured note to the Institute of Financial Management for services rendered to SOS in connection with the acquisition by the Company. The note bears interest at the prime rate. Beginning January 2001, principal and accrued interest are payable quarterly through October 2005. As of September 30, 2003, the outstanding balance of this note was $250,000.

In connection with a February 23, 2000 business acquisition, the Company issued an $80,000 promissory note that is secured by oxygen units and related service agreements. The note bears interest at the prime rate. Beginning January 2001, principal and accrued interest is payable quarterly through October 2004. As of September 30, 2003, the outstanding balance of this note was $25,000.

5.

COMMITMENTS AND CONTINGENCIES

The Business is engaged in legal actions arising in the ordinary course of business. In the opinion of management, the ultimate outcome of these actions will not have a material adverse effect upon the Business’ results of operations or financial position.

6.

SUBSEQUENT EVENT

On November 26, 2003, Sterion Incorporated, a manufacturer and marketer of medical products, acquired for cash substantially all assets and assumed substantially all liabilities of the Oxygen Business of Complient Corporation.

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